Sandler O’Neill + Partners, L.P. 2017 East Coast Financial Services Conference November 15-17, 2017 Michael C. Rechin President Chief Executive Officer Mark K. Hardwick Executive Vice President Chief Operating Officer Chief Financial Officer John J. Martin Executive Vice President Chief Credit Officer Michael J. Stewart Executive Vice President Chief Banking Officer

This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2 Forward-Looking Statements

3 Why Invest in First Merchants?

4 Financial Highlights Assets $9,049,403 Loans, Net $6,410,094 Deposits $6,911,019 Tangible Common Equity $ 804,436 TCE/TA 9.39% 2017 Net Income – YTD $ 71,687 2017 ROAA – YTD 1.22% 2017 ROATCE - YTD 13.64% NPAs/Loans + OREO 0.69% Company Profile (as of 9/30/2017) Market Information Common Shares Outstanding 49,140,594 Market Cap $2,109,606 Dividend Yield 1.54% Price/Tangible Book Value 2.58x Price/LTM EPS 19.7x Price/2017 Est. EPS 18.5x Leadership Team – First Merchants Name/Title Michael C. Rechin, President & CEO Mark K. Hardwick, EVP, Chief Operating Officer & Chief Financial Officer Michael J. Stewart, EVP & Chief Banking Officer John J. Martin, EVP & Chief Credit Officer First Merchants  First Merchants Bank, formed in 1893, celebrating its 124th anniversary.  First Merchants Corporation, organized in 1982, is the largest financial services holding company headquartered in Central Indiana ($ in Thousands)

5 Key Market Profiles Loans Deposits $1,036M Columbus $ 601M 742M Fort Wayne 844M 2,444M Indianapolis 1,699M 583M Lafayette 1,012M 919M Muncie 1,704M 759M Munster 1,051M $6,483M Total $6,911M (as of September 30, 2017) Mission Statement To be the most responsive, knowledgeable and high-performing bank for our clients, teammates and shareholders. Our Franchise

County Region/Type Market Position Market % $ Deposits Delaware County, IN Muncie (Established) 1 48.98% $ 1,068,364 Jasper County, IN Lafayette (Established) 1 31.54% 205,997 White County, IN Lafayette (Established) 1 33.69% 158,748 Wells County, IN Fort Wayne (Growth) 1 26.35% 119,473 Jay County, IN Muncie (Established) 1 43.22% 90,907 Union County, IN Muncie (Established) 1 40.54% 43,439 Tippecanoe County, IN Lafayette (Established) 2 19.47% 504,153 Henry County, IN Muncie (Established) 2 37.32% 227,295 Clinton County, IN Lafayette (Established) 2 14.11% 59,950 Wabash County, IN Muncie (Established) 2 14.07% 57,158 Madison County, IN Indianapolis (Growth) 3 23.21% 314,515 Adams County, IN Muncie (Established) 3 16.19% 109,619 Shelby County, IN Indianapolis (Growth) 3 16.62% 91,243 Randolph County, IN Muncie (Established) 3 5.88% 72,162 Hendricks County, IN Indianapolis (Growth) 4 9.88% 234,216 Morgan County, IN Indianapolis (Growth) 4 10.69% 97,943 Huntington County, IN Fort Wayne (Growth) 4 16.55% 95,330 Hancock County, IN Indianapolis (Growth) 4 8.66% 87,632 Marshall County, IN Fort Wayne (Growth) 4 8.74% 65,252 Carroll County, IN Lafayette (Established) 4 11.30% 33,052 Brown County, IN Indianapolis (Growth) 4 18.32% 19,620 Hamilton County, IN Indianapolis (Growth) 5 6.51% 594,976 Allen County, IN Fort Wayne (Growth) 5 8.68% 585,513 Johnson County, IN Indianapolis (Growth) 5 7.88% 169,017 Fayette County, IN Muncie (Established) 5 8.25% 27,006 Miami County, IN Muncie (Established) 5 7.97% 31,250 Sub Total $5,163,830 First Merchants Total $6,913,176 Key FMC Deposit Market Share – FDIC Data June 30, 2017 (includes June 30, 2017, balances of iAB Financial Bank) 6

7 First Merchants “Whole Bank” Strategy  Commercial Banking  Consumer Banking  Private Wealth Advisors  Growth Strategy • Organic • Merger/Acquisition

8 First Merchants Strategy  Commercial Bank • Located in Prime Growth Commercial Banking Markets • Indianapolis, Indiana • Columbus, Ohio • Fort Wayne, Indiana • Lafayette, Indiana • Northwest Indiana • Hire the Best Talent Supported with the Finest: • Sales Management Process • Lending and Cash Management Services • Revenue-Based Incentive System

9 First Merchants Strategy  Consumer Retail Bank • Diversely Located in Stable Rural and Growth Metro Markets • Supported by: • Talented Customer Service Oriented Banking Center and Call Center Professionals • State-of-the-Art Deposit and CRM Systems • Highly Usable Online Banking System • Widely Available Mobile Banking System • Customer Service and Relationship Growth-Oriented Incentive System

10 First Merchants Strategy “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ” “We specialize in our communities”  Retail Banking  Mortgage Banking  Commercial Banking • Business Banking • Commercial & Industrial • Agriculture • Specialty Finance • Healthcare Services • Real Estate • Treasury Management Services  Private Wealth Advisory (private banking, investment management, personal trust, brokerage, and retirement)

11 WEALTH ADVISORY MORTGAGE COMMERCIAL BANKING RETAIL BANKING Supported by LOB Strategies Indianapolis Higher Growth Brown, Hamilton, Hancock, Hendricks, Johnson, Marion, Morgan, Shelby Counties Columbus, OH Higher Growth Franklin County, OH Lafayette Established Carroll, Clinton, Jasper, Montgomery, Tippecanoe, White Counties Muncie Established Delaware, Fayette, Henry, Jay, Madison, Randolph, Union, Wabash, Wayne Counties, IN Butler, County, OH Munster Higher Growth Lake & Porter, IN Cook & DuPage, IL How We Deliver Fort Wayne Higher Growth Adams, Allen, Huntington, Marshall, Miami, Wells Counties

12 Lafayette MSA Entered: 2002 Total Population: 220,164 Deposit Market Share: 17.18% Indianapolis MSA Entered: 1998 Total Population: 2,031,027 Deposit Market Share: 3.41% Columbus, Ohio MSA Entered: 2003 Total Population: 2,075,642 Deposit Market Share: 1.00% Northwest Indiana MSA* Entered: 2013 Total Population: 684,795 Deposit Market Share: 13.91% *Includes Jasper, Lake, and Porter counties LEGACY MARKET Muncie MSA Established: 1893 Total Population: 114,969 Current Market Share: 48.98% Organic Growth Opportunities Exists in All Directions Fort Wayne MSA Entered: 2017 Total Population: 435,505 Deposit Market Share: 9.19%

13 Ranked Best in the Midwest for Business*  AAA Credit Rating**  1st in Midwest and 5th Nationally for Best State for Doing Business***  1st in the Nation for Small Business Growth  1st Nationally for Cost of Doing Business  1st Nationally for Highway Accessibility  1st in the Midwest/8th Nationally for Low Taxes  1st in Government****  Leading the Nation in Manufacturing Job Growth  2nd Nationally for Availability of Skilled Labor  2nd Best City in the Nation for Recent Graduates (Indianapolis)  Home to the 2nd Largest Global Fed Ex Air Hub  Regulatory Climate Ranks 2nd in the Nation  4th Nationally for Cost of Living  Indiana’s 3 Maritime Ports Rank 6th in Waterborne Shipping Indiana *IEDC **S&P, Moody’s & Fitch ***Chief Executive Magazine ****US News & World Reports

14 Delaware County, IN* Rank Branches Deposits Mkt. Share 1 First Merchants Corporation 11 $ 1,068,364 48.98% 2 Mutual First Financial 7 537,800 24.66% 3 J.P. Morgan Chase 4 238,666 10.94% 4 Old National Bancorp 4 199,567 9.15% 5 Star Financial Group 3 135,667 6.22% 6 Woodforest Financial Group 1 957 0.04% Market Total 30 $ 2,181,021 Projected HHI & Pop. Change 2017-2022 *SNL Financial FDIC Summary of Deposits as of June 30, 2017 Notable Major Employers  Located 58 miles northeast of Indianapolis in the east central portion of the state  Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas.  Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape  Ranked #27, Forbes Best Small Places for Business and Careers  Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology  Home to Ball State University Muncie Market 7.27% 8.00% 8.01% 3.77% 2.11% 0.15% U.S. Indiana Delaware Co. HHI Pop.

7.27% 8.00% 8.97% 3.77% 2.11% 7.34% U.S. Indiana Hamilton Co. HHI Pop. Projected HHI & Pop. Change 2017-2022 15 Hamilton County, IN** Rank Branches Deposits Mkt. Share 1 First Internet Bancorp 1 $ 1,746,030 19.11% 2 JPMorgan Chase & Co. 15 1,558,738 17.06% 3 Merchants Bancorp 2 1,254,403 13.73% 4 PNC Financial Services Group 12 614,405 6.72% 5 First Merchants Corporation 11 594,976 6.51% 6 Lakeland Financial Corp 3 518,183 5.67% 7 Fifth Third Bancorp 6 492,718 5.39% 8 Huntington Bancshares 11 432,562 4.73% 9 Bank of Montreal 9 373,205 4.08% 10 KeyCorp 7 273,681 3.00% Market Total 117 $ 9,136,439  Indianapolis metropolitan area includes four of the five fastest- growing counties in Indiana and 10 of the 11 fastest-growing cities and towns with populations of at least 5,000*  The 2015 population estimates released by the U.S. Census Bureau show suburban Hamilton County’s population grew 13% over the last five years*  Indiana’s population has grown 2% since 2010*  Indiana’s population growth outpaced those of neighboring states Illinois, Kentucky, Michigan and Ohio*  With 862,781 residents, Indianapolis was the nation’s 14th largest city* *IBJ.com **SNL Financial FDIC Summary of Deposits as of June 30, 2017 Notable Major Employers Indianapolis Market

7.27% 8.00% 3.77% 3.77% 2.11% 5.19% U.S. Indiana Tippecanoe Co. HHI Pop. 16 Tippecanoe County, IN** Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 6 $ 824,748 31.85% 2 First Merchants Corporation 9 504,153 19.47% 3 Regions Financial Corp 6 311,047 12.01% 4 Old National Bancorp 5 259,975 10.04% 5 Horizon Bancorp 4 147,379 5.69% 6 Huntington Bancshares, Inc. 4 129,307 4.99% 7 First Bancshares, Inc. 6 119,618 4.62% 8 Fifth Third Bancorp 3 90,997 3.51% 9 1st Source Corp 3 70,529 2.72% 10 Salin Bancshares 3 52,512 2.03% Market Total 58 $ 2,589,317  Ranked #1 in Indiana and #8 nationally, Fortune, Best Place for Small Business, based on cost of business, jobs growth, educational achievements  Ranked #2, Forbes Best Small Places for Business and Careers  Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state’s 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)**  Ranked #17 of 200, New Geography, Best Cities for Manufacturing  Home to Purdue University Projected HHI & Pop. Change 2017-2022 Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2017 **Indianapolis Business Journal Lafayette Market

17 Lake County, IN* Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 23 $ 1,947,270 21.89% 2 First Bancshares, Inc. 29 1,853,302 20.83% 3 First Midwest Bancorp 17 1,011,308 11.37% 4 First Financial Bancorp 9 776,948 8.76% 5 Northwest Indiana Bancorp 15 762,955 8.58% 6 First Merchants Corporation 10 703,991 7.91% 7 Fifth Third Bancorp 13 477,393 5.37% 8 BMO Financial Corp 15 476,600 5.36% 9 AMB Financial Corp 5 178,837 2.01% 10 PNC Financial Services Group 4 171,860 1.93% Market Total 158 $ 8,895,310  Indiana’s second-most populous market  Benefit from its Chicago proximity  Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest**  New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs and Monosol**  Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** 7.27% 8.00% 8.16% 3.77% 2.11% -0.54% U.S. Indiana Lake County HHI Pop. Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2017 **www.nwiforum.org/nwi-becoming-an-economic powerhouse Northwest Indiana Market Projected HHI & Pop. Change 2017-2022

18 Allen County, IN* Rank Branches Deposits Mkt. Share 1 Wells Fargo 13 $ 1,860,166 27.59% 2 JP Morgan Chase & Co. 12 1,144,376 16.97% 3 Lakeland Financial Corp. 5 707,704 10.50% 4 PNC Financial Services Group 11 654,070 9.70% 5 First Merchants Corporation 8 585,513 8.68% 6 Old National Bancorp 5 489,317 7.26% 7 STAR Financial Group, Inc. 9 357,447 5.30% 8 1st Source Corp. 8 294,082 4.36% 9 Fifth Third Bancorp 8 236,108 3.50% 10 G.S.B. Financial Corp. 1 69,199 1.03% Market Total 102 $ 6,741,959  2nd Largest MSA in the State of Indiana  Diversified economy (manufacturing, health care, retail trade, food services)  Attractive location for businesses to locate and expand – located between the Chicago, Detroit, Dayton, Toledo and Indianapolis metro areas  Fort Wayne-Allen County economic engine of the Northeast Indiana region  #1 place to raise a family (2017, SmartAsset.com) 7.27% 8.00% 7.86% 3.77% 2.11% 4.78% U.S. Indiana Allen County HHI Pop. Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2017 Fort Wayne Market Projected HHI & Pop. Change 2017-2022

19  Second-most populous county in Ohio  Within 600 miles of 60% of All U.S. and Canadian Population  Ranked 2nd in CNBC’s 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water**  Home to Ohio State University 7.27% 8.07% 7.59% 3.77% 0.89% 5.04% U.S. Ohio Franklin County HHI Pop. Projected HHI & Pop. Change 2017-2022 Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2017 **http://jobs-ohio.com/manufacturing/ Franklin County, OH* Rank Branches Deposits Mkt. Share 1 Huntington Bancshares 63 $ 21,024,114 41.96% 2 JP Morgan Chares & Co 48 12,503,686 24.95% 3 PNC Financial Services Group 42 5,001,589 9.98% 4 Fifth Third Bancorp 41 4,365,885 8.71% 5 Key Corp 21 1,411,859 2.82% 6 U.S. Bancorp 33 1,149,694 2.29% 7 Wells Fargo & Co 1 796,395 1.59% 8 First Merchants Corporation 10 609,366 1.22% 9 Heartland Bancorp 12 570,458 1.14% 10 First Financial Bancorp 6 527,051 1.05% Market Total 321 $ 50,106,324 Columbus, Ohio Market

20 Growth Through Acquisition  Experienced Acquirer  Expand in Current High-Growth Markets  Extend into Additional High-Growth Markets  Add to Franchise with Stable Deposit Gathering Markets

THE STRENGTH OF BIG. THE SERVICE OF SMALL. 21 21

22  Continuous Relationship Building  Complete and Thorough Due Diligence Process Demonstrated Pricing Discipline Detailed Project Management  Integration Process  Single Charter Operating Environment  Scalable Technology and Operations Center First Merchants Acquisition Process

Operational Delivery Highlights 23 Daleville Operations Facility  Strategic differentiator in support of growth and scalability  Operational services execution “hub” focusing on value creation  Functional focus: • Operations • Credit Administration • Risk Management • Technology • Project Management • Vendor Management  Located off interstate, less than an hour north of Indianapolis, IN  60,000+ square feet of flexible space Strategic Vendor Partners

 Retail Households: 175K  Online Banking/Digital Channel • Consumer: 66K Users • 970K logins monthly • 12K bill pay users • 80K payments monthly  Cash Management Annual Volume • Automated Clearing House (ACH) • # Originated: 2M Items ($7B) • # Received: 13M Items ($20B) • Mobile: 30K Users • 23 average logins per month • 8K mobile deposits per month • Domestic Wires • # Originated: 37K Items ($11.2B) • # Received: 37K Items ($18.2B) • Business: 9.9K Users • 13% use ACH/Wire/Positive Pay • International Wires • # Originated: 1K Items ($43.67M) • # Received: 243 Items ($4.4M) • Total ATMS: 124 + 25,000 MoneyPass ATMs  Total Debit Cards • 146K active cards • 2.5M monthly card swipes • $100M in monthly volume  Commercial Remote Deposit Capture • 498 businesses using solution • 135K deposits annually • 1.6M items deposited annually • $3.1B in total deposits 24 Operational Delivery Highlights Customer, Digital Channel & Transaction Activity

25 3rd Quarter 2017 Financial Highlights  Earnings Per Share of $.50  $24.4 Million of Net Income, a 15.7% Increase over 3Q2016  Includes $7.9 Million in Acquisition Expenses, or $.11 Per Share  Total Assets of $9.0 Billion, Grew by 28.9% over 3Q2016  $16.62 Tangible Book Value Per Share, a 6.5% Annualized Increase from December 31, 2016

26 3rd Quarter 2017 Performance Highlights  Winning Market Strategy Delivering Consistent Organic Growth:  Organic Loan Growth of $145 Million, a 9.2% Annualized Growth Rate  Organic Non-Brokered Deposit Growth of $75 Million, a 4.6% Annualized Growth Rate  Grew Net-Interest Income to $74.4 Million, a 29% Increase over 3Q2016  Completed Acquisition of Independent Alliance Banks, Inc. on July 14, 2017  Completed Integration of The Arlington Bank on August 18, 2017

Total Assets 2015 2016 Q1-’17 Q2-’17 Q3-’17 1. Investments $1,277 $1,305 $1,327 $1,343 $1,469 2. Loans Held for Sale 10 3 1 4 5 3. Loans 4,694 5,140 5,275 5,613 6,483 4. Allowance (62) (66) (68) (70) (73) 5. Goodwill & Intangibles 260 259 258 310 479 6. BOLI 201 202 203 200 222 7. Other 381 369 330 405 464 8. Total Assets $6,761 $7,212 $7,326 $7,805 $9,049 Annualized Asset Growth 6.7% 34.0%* *Annualized from 12.31.2016 27

Commercial & Industrial 22.1% Commercial Real Estate Owner- Occupied 10.4% Commercial Real Estate Non-Owner Occupied 25.4% Construction Land & Land Development 7.7% Agricultural Land 3.8% Agricultural Production 1.8% Public Finance/Other Commercial 5.1% Residential Mortgage 14.5% Home Equity 7.8% Other Consumer 1.4% QTD Yield = 4.81% YTD Yield = 4.70% Total Loans = $6.5 Billion Loan and Yield Detail (as of 9/30/2017) 28

CRE Loan Concentration First Merchants Results in Relation to FDIC Guidelines 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 4Q2015 1Q2016 2Q2016 3Q2016 4Q2016 1Q017 2Q2017 3Q2017 Quar te r- En d GUIDELINE #1 0.0% 100.0% 200.0% 300.0% 4Q2015 1Q2016 2Q2016 3Q2016 4Q2016 1Q2017 2Q2017 3Q2017 Quar te r- En d GUIDELINE #2 FDIC GUIDELINES TO IDENTIFY INSTITUTIONS POTENTIALLY EXPOSED TO CRE RISK: Guideline 1: Total loans for construction, land development, and other land representing 100% or more of total capital Guideline 2: Total CRE loans representing 300% or more of total capital AND a CRE portfolio that has increased 50% or more during the prior 36 months 29

Mortgage-Backed Securities 29% Collateralized Mortgage Obligations 22% U. S. Agencies 1% Corporate Obligations 2% Tax-Exempt Municipals 46% Investment Portfolio (as of 9/30/2017)  $1.5 Billion Portfolio  Modified duration of 4.9 years  Tax equivalent yield of 3.88%  Net unrealized gain of $23.4 Million 30

2015 2016 Q1-’17 Q2-’17 Q3-’17 1. Customer Non-Maturity Deposits $4,096 $4,428 $4,426 $4,724 $5,448 2. Customer Time Deposits 880 747 789 875 1,088 3. Brokered Deposits 314 381 420 418 375 4. Borrowings 446 572 587 581 656 5. Other Liabilities 51 60 53 49 66 6. Hybrid Capital 123 122 122 123 133 7. Common Equity 851 902 929 1,035 1,283 8. Total Liabilities and Capital $6,761 $7,212 $7,326 $7,805 $9,049 31 Total Liabilities and Capital ($ in Millions)

Deposit Detail (as of 9/30/2017) QTD Cost = .52% YTD Cost = .46% Total = $6.9 Billion 32 Demand Deposits 52% Savings Deposits 27% Certificates & Time Deposits of >$100,000 7% Certificates & Time Deposits of <$100,000 9% Brokered Deposits 5%

11.31% 11.49% 11.42% 11.39% 11.05% 11.10% 11.16% 11.11% 11.03% 9.17% 9.08% 9.26% 9.43% 9.48% 9.24% 9.50% 9.68% 9.39% 14.85% 14.94% 14.79% 14.67% 14.18% 14.21% 14.24% 14.01% 13.76% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 8.50%) 33 Capital Ratios (Target) (Target) (Target)

3.85% 3.75% 3.83% 3.86% 3.94% 3.90% 3.98% 3.95% 4.03% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Net Interest Income - FTE ($millions) Net Interest Margin 34 Net Interest Margin ` NET INTEREST MARGIN Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Net Interest Income - FTE ($millions) $ 53.3 $ 53.2 $ 57.6 $ 59.2 $ 61.1 $ 62.1 $ 64.9 $ 67.2 $ 78.9 Fair Value Accretion $ 2.0 $ 1.9 $ 2.5 $ 3.2 $ 3.8 $ 2.9 $ 4.3 $ 2.3 $ 3.2 Tax Equivalent Yield on Earning Assets 4.30% 4.20% 4.28% 4.30% 4.37% 4.32% 4.42% 4.44% 4.56% Cost of Supporting Liabilities 0.45% 0.45% 0.45% 0.44% 0.43% 0.42% 0.44% 0.49% 0.53% Net Interest Margin 3.85% 3.75% 3.83% 3.86% 3.94% 3.90% 3.98% 3.95% 4.03% Fair Value Accretion Effect 0.14% 0.13% 0.17% 0.21% 0.24% 0.18% 0.26% 0.14% 0.17%

35 Non-Interest Income – – – – – – – – ($ in Millions) 2015 2016 Q1-’17 Q2-’17 Q3-’17 1. Service Charges on Deposit Accounts $16.2 $17.8 $ 4.2 $ 4.4 $ 5.0 2. Wealth Management Fees 11.3 12.6 3.4 3.4 3.8 3. Insurance Commission Income 4.1 4. Card Payment Fees 13.4 15.0 3.7 4.2 4.1 5. Cash Surrender Value of Life Ins 2.9 4.3 0.9 3.0 1.6 6. Gains on Sales Mortgage Loans 6.5 7.1 1.3 1.6 2.3 7. Securities Gains/Losses 2.7 3.4 0.6 0.6 0.3 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. Other 3.1 5.0 0.8 1.2 1.6 11. Total $69.8 $65.2 $14.9 $18.4 $18.7 – – – – – – – – – -I t r st In – – – 35

26.2% 20.4% 23.1% 10.6% 10.0% 2.8% 6.9% Service Charges on Deposit Accounts - $13.6 Wealth Management Fees - $10.6 Card Payment Fees - $12.0 Cash Surrender Value of Life Ins - $5.5 Gains on Sales Mortage Loans - $5.2 Securities Gains/Losses - $1.5 Other - $3.6 Total - $52.0 36 Non-Interest Income YTD 9/30/2017 ($ in Millions)

37 Private Wealth Advisors Delivers broad advisory capabilities and expertise through local, engaged and empowered leaders Business lines include:  Investment Management – Personal and Institutional  Retirement Plan Services  Trust Administration  Private Banking  Retail Brokerage (not reflected below) Record quarterly revenue and assets under management  Key contributor to pre-tax income  Double-digit growth in Investment Management/Agency and IRAs in 2017  Average Individual/Family relationship over $1.3mm  Average Retirement Plan over $2.4mm  Personal Trust/Fiduciary represents over 36% of total assets under management 2014 2015 2016 2017 (Projected) Total Revenue (excludes brokerage revenue) Total Revenue $1.68B $1.72B $1.94B $2.83B $8.65M $9.23M $9.79M $11M 2012 2013 2014 2015 2016 2017 Total Assets under Management Total Assets $1.44B $1.57B $3.0B $2.5B $2.0B $1.5B $1.0B $0.5B 0 $12M $10M $ 8M $ 6M $ 4M $ 2M 0

Key component of Fee Income 0 1 2 3 4 5 6 7 8 9 2014 2015 2016 9 mos Annualized Mortgage Banking Revenue Servicing fees Gain on Sale $4.9M  Mortgage Production for sale and portfolio via commissioned and salaried loan originators  Strong loan origination teams in high-growth areas of Indianapolis and Columbus, OH  Centralized underwriting and processing  Strong connectivity with retail branches  Majority of the pipeline is driven by purchase business  9/30/2017 YTD 1,555 mortgages for $278M in volume $6.5M $7.0M $7.2M $640 $620 $760 $780 Mortgage Banking $5.54M $7.12M $7.76M $7.98M 38

39 Non-Interest Expense 2015 2016 Q1-’17 Q2-’17 Q3-’17 1. Salary & Benefits $101.9 $102.6 $ 25.7 $ 27.1 $ 33.2 2. Premises & Equipment 25.5 29.5 7.0 6.9 7.9 3. Intangible Asset Amortization 2.8 3.9 0.9 1.0 1.7 4. Professional & Other Outside Services 9.9 6.5 1.7 3.3 5.8 5. OREO/Credit-Related Expense 3.9 2.9 0.5 0.7 0.3 6. FDIC Expense 3.7 3.0 0.6 0.6 0.7 7. Outside Data Processing 7.1 9.2 2.6 3.1 3.2 8. Marketing 3.5 3.0 0.6 0.8 1.0 9. Other 16.5 16.7 3.5 3.8 4.9 10. Non-Interest Expense $174.8 $177.3 $43.1 $47.3 $58.7 ($ in Millions) * * * *Includes acquisition-related expenses of $0.4 in Q1-’17; $2.5 in Q2-’17; and $7.9 in Q3-’17

40 2015 2016 Q1-’17 Q2-’17 Q3-’17 1. Net Interest Income $196.4 $226.5 $ 61.0 $ 63.1 $ 74.4 2. Provision for Loan Losses (0.4) (5.7) (2.4) (2.9) (2.1) 3. Net Interest Income after Provision 196.0 220.8 58.6 60.2 72.3 4. Non-Interest Income 69.8 65.2 14.9 18.4 18.7 5. Non-Interest Expense (174.8) (177.3) (43.1) (47.3) (58.7) 6. Income before Income Taxes 91.0 108.7 30.4 31.3 32.3 7. Income Tax Expense (25.6) (27.6) (7.2) (7.2) (7.9) 8. Net Income Avail. for Distribution $ 65.4 $ 81.1 $ 23.2 $ 24.1 $ 24.4 9. EPS $ 1.72 $ 1.98 $ 0.56 $ 0.57 $ 0.50 10. Efficiency Ratio 61.19% 56.51% 52.61% 53.61% 58.30% Earnings ($ in Millions)

2016 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .49 $ .51 $ .55 $ 1.98 2. Dividends $ .11 $ .14 $ .14 $ .15 $ .54 3. Tangible Book Value $15.02 $15.53 $15.86 $15.85 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 $ .57 $ .50 – $ 1.63 2. Dividends $ .15 .18 .18 – $ .51 3. Tangible Book Value $16.49 $16.97 $16.62 – 41 Per Share Results

$9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 $16.62 Dividends and Tangible Book Value 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 0.18 .11 .01 .03 .05 .14 .15 1.68% Forward Dividend Yield 31.3% YTD Dividend Payout Ratio = Quarterly Dividends Tangible Book Value .08 42 .18

43 Asset Quality Summary ($ in Millions) FMB 2015 2016 Q1-'17 Q2-'17 Q3-'17 1 iAB Q3-'17 $ 1 $ % 186.1 1. Non-Accrual Loans 31.4$ 30.0$ 27.9$ 27.4$ 26.8$ 5.5$ 32.3$ (0.6)$ 4.9$ 17.9% 2. Other Real Estate 17.3 9.0 8.3 11.9 11.9 - 11.9 - - 0.0% 3. Renegotiated Loans 1.9 4.7 0.9 0.4 0.6 - 0.6 0.2 0.2 50.0% 4. 90+ Days Delinquent Loans 0.9 0.1 0.1 0.6 0.3 0.1 0.4 (0.3) (0.2) (33.3%) 5. Total NPAs & 90+ Days Delinquent 51.5$ 43.8$ 37.2$ 40.3$ 39.6$ 5.6$ 45.2$ (0.7)$ 4.9$ 12.2% 6. Total NPAs & 90+ Days/Loans & ORE 1.1% 0.9% 0.7% 0.7% 0.7% 0.8% 0.7% 7. Classified Assets 171.8$ 174.1$ 173.9$ 148.8$ 127.2$ 42.4$ 169.6$ (21.6)$ 20.8$ 14.0% 8. Specific Reserves 1.8$ 0.9$ 1.2$ 1.2$ 1.8$ 1.8$ 0.6$ 0.6$ 50.0% 1 Excludes acquired iAB loans Change Linked Quarter

44 ALLL and Fair Value Summary ($ in Millions) Q4-'16 Q1-'17 Q2-'17 Q3-'17 1. Beginning Allowance for Loan Losses (ALLL) 63.5$ 66.0$ 68.2$ 70.5$ 2. Net Charge-offs (Recoveries) (0.1) 0.2 0.6 (0.8) 3. Provision Expense 2.4 2.4 2.9 2.1 4. Ending Allowance for Loan Losses (ALLL) 66.0 68.2 70.5 73.4 5. ALLL/Non-Accrual Loans 220.1% 244.4% 257.7% 227.4% 6. ALLL/Non-Purchased Loans 1.47% 1.46% 1.45% 1.44% 7. ALLL/Loans 1.28% 1.29% 1.25% 1.13% 8. Fair Value Adjustment (FVA) 34.9$ 30.6$ 29.7$ 50.4$ 9. Total ALLL plus FVA 100.9 98.8 100.2 123.8 10. Purchased Loans plus FVA 700.4 639.3 792.6 1,445.8 11. FVA/Purchased Loans plus FVA 4.99% 4.79% 3.74% 3.49%

45

46 Looking Forward . . .  Complete Independent Alliance Bank integration and gain synergies and market expansion opportunities that Arlington Bank and Independent Alliance Bank acquisitions offer; continue to evaluate M&A opportunities for strategic fit  Win in all our markets, in all lines of business; Commercial and Consumer Lending, Deposit Gathering, Payments, Mortgage, and Private Wealth Management; be the service-driven alternative to super- regional bank competitors  Expand specialty finance businesses in asset-based lending, sponsor finance, and public finance  Leverage asset-sensitive balance sheet as interest rates rise  Complete checking account migration to new product set and streamline front and back-office processes; continue implementation of workflow technologies and automation agents for back-office efficiency and operating leverage  Persistently focus on banking center optimization in alignment with digital channels migration  Prepare to successfully cross $10 Billion asset level “Responsive, Knowledgeable, High-Performing”

47 Recent Acquisition Announcements

48 The Arlington Bank Summary  Acquisition Completed on May 19, 2017  Headquartered in Columbus, Ohio  Founded in 1998  As of Sept. 30, 2017, • $229 Million in Loans • $249 Million in Deposits  3rd Quarter 2017 Integration

49 The Arlington Bank Transaction Rationale  Columbus Ohio Market Expansion • Adds Three, Full-Service Banking Centers to our Seven; Creating a Columbus Banking Presence with Nearly $1 Billion in Loans • Banking Centers Average More than $80 Million in Deposits Per Location of which 92% are Core • Improves First Merchants’ Deposit Market Position from #12 to #8 • Columbus is One of the Fastest Growing Cities in the Midwest • Arlington Bank is the 9th Largest Originator of Residential Mortgages in the Columbus, Ohio Area Strategic Opportunity Financially Attractive  Accretive to EPS During 2017  Tangible Book Value Earn-Back in Three Years  Significant Operating Efficiencies – Approximately 35% in Cost Savings Attractive Risk Profile  Cultural Fit, Retention of Key Management Members  Due Diligence Process Completed  Experienced Acquirer, Core Competency in Integration Processes

50  Acquisition Completed on July 14, 2017  Headquartered in Fort Wayne, Indiana  Founded in 2005 in a combination of two 70-year old companies; Grabill Bank and MarkleBank  As of Sept. 30, 2017, • $719 Million in Loans • $844 Million in Deposits  4th Quarter 2017 Integration Independent Alliance Banks, Inc. Summary *as of February 16, 2017

51  Contiguous Market Expansion • Significant Entry into Fort Wayne MSA, Indiana’s 2nd Largest MSA, with $646 Million in Deposits and #5 Market Share Position • #1 Market Share in Wells County with Two County Seat Locations  Strong and Growing Core Earnings, Acquisition Accretive to EPS by 2% in 2017 and 5% annually thereafter  Tangible Book Value Earn Back of 3.75 Years  Significant and Stable Core Deposits, 91% of Deposits  Maintains a Healthy Capital Position  Comprehensive Due Diligence Process Completed  Cultural Fit and Retention of Key Management Members including Mike Marhenke and Will Thatcher in Leadership Roles  Experienced Acquirer, Core Competency in Integration Processes  Market Opportunity • Leverage Successful First Merchants Model into Northeast Indiana Markets • Diverse Loan Portfolio with Significant Opportunities to Expand • Bridge to Significant Markets in North Western Ohio and Southern Michigan Strategic Opportunity Financially Attractive Attractive Risk Profile Independent Alliance Banks, Inc. Transaction Rationale

52 Why Invest in First Merchants?  Performance Ranked Best among Indiana Banks by Bank Director Magazine  Attractive and Growing Earnings Stream  2nd Largest Indiana Bank with an Energized and Experienced Management Team  Attractive Long-Term Deposit Market Shares  Commercial Presence that Creates a Client Preference  State-of-the-Art Technology and Operations Center  Successful Acquisition and Integration Track Record  Focused on Providing Sustainable Shareholder Value

53 Research Coverage

54 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.com Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com

Appendix

56 Appendix – Non-GAAP Reconciliation CAPITAL RATIOS (dollars in thousands): 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Total Risk-Based Capital Ratio Total Stockholders' Equity (GAAP) 766,984 850,509 867,263 887,550 900,865 901,657 929,470 1,035,116 1,283,120 Adjust for Accumulated Other Comprehensive (Income) Loss* 3,614 1,362 (2,066) (7,035) (3,924) 13,581 3,722 (1,384) 6,358 Less: Preferred Stock (125) (125) (125) (125) (125) (125) (125) (125) (125) Add: Qualifying Capital Securities 51,827 55,776 55,236 55,296 55,355 55,415 55,474 55,534 65,864 Less: Tier 1 Capital Deductions (3,418) (2,516) (1,999) (1,828) (1,440) (376) (80) (166) - Less: Disallowed Goodwill and Intangible Assets (208,749) (247,006) (250,367) (249,932) (249,541) (249,104) (250,493) (300,307) (462,080) Less: Disallowed Deferred Tax Assets (1,144) (1,677) (2,998) (2,743) (2,161) (564) (320) (665) - Total Tier 1 Capital (Regulatory) 608,989$ 656,323$ 664,944$ 681,183$ 699,029$ 720,484$ 737,648$ 788,003$ 893,137$ Qualifying Subordinated Debentures 65,000 65,000 65,000 65,000 65,000 65,000 65,000 65,000 65,000 Allowance for Loan Losses includible in Tier 2 Capital 62,012 62,453 62,086 62,186 63,456 66,037 68,225 70,471 73,354 Total Risk-Based Capital (Regulatory) 736,001$ 783,776$ 792,030$ 808,369$ 827,485$ 851,521$ 870,873$ 923,474$ 1,031,491$ Net Risk-Weighted Assets (Regulatory) 4,956,737$ 5,247,617$ 5,355,827$ 5,511,557$ 5,836,806$ 5,993,381$ 6,114,112$ 6,592,710$ 7,497,321$ Total Risk-Based Capital Ratio (Regulatory) 14.85% 14.94% 14.79% 14.67% 14.18% 14.21% 14.24% 14.01% 13.76% Common Equity Tier 1 Capital Ratio Total Tier 1 Capital (Regulatory) 608,989$ 656,323$ 664,944$ 681,183$ 699,029$ 720,484$ 737,648$ 788,003$ 893,137$ Less: Qualified Capital Securities (51,827) (55,776) (55,236) (55,296) (55,355) (55,415) (55,474) (55,534) (65,864) Add: Additional Tier 1 Capital Deductions 3,418 2,516 1,999 1,828 1,440 376 80 166 - Common Equity Tier 1 Capital (Regulatory) 560,580$ 603,063$ 611,707$ 627,715$ 645,114$ 665,445$ 682,254$ 732,635$ 827,273$ Net Risk-Weighted Assets (Regulatory) 4,956,737$ 5,247,617$ 5,355,827$ 5,511,557$ 5,836,806$ 5,993,381$ 6,114,112$ 6,592,710$ 7,497,321$ Common Equity Tier 1 Capital Ratio (Regulatory) 11.31% 11.49% 11.42% 11.39% 11.05% 11.10% 11.16% 11.11% 11.03% * Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

57 Appendix – Non-GAAP Reconciliation TANGIBLE COMMON EQUITY RATIO (dollars in thousands): 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Total Stockholders' Equity (GAAP) 766,984$ 850,509$ 867,263$ 887,550$ 900,865$ 901,657$ 929,470$ 1,035,116$ 1,283,120$ Less: Preferred Stock (125) (125) (125) (125) (125) (125) (125) (125) (125) Less: Intangible Assets (219,503) (259,764) (261,799) (260,822) (259,844) (258,866) (257,963) (309,686) (478,558) Tangible Common Equity (non-GAAP) 547,356$ 590,620$ 605,339$ 626,603$ 640,896$ 642,666$ 671,382$ 725,305$ 804,437$ Total Assets (GAAP) 6,189,797$ 6,761,003$ 6,798,539$ 6,906,418$ 7,022,352$ 7,211,611$ 7,326,193$ 7,805,029$ 9,049,403$ Less: Intangible Assets (219,503) (259,764) (261,799) (260,822) (259,844) (258,866) (257,963) (309,686) (478,558) Tangible Assets (non-GAAP) 5,970,294$ 6,501,239$ 6,536,740$ 6,645,596$ 6,762,508$ 6,952,745$ 7,068,230$ 7,495,343$ 8,570,845$ Tangible Common Equity Ratio (non-GAAP) 9.17% 9.08% 9.26% 9.43% 9.48% 9.24% 9.50% 9.68% 9.39% ANGIBLE COMMON EQUITY PER SHARE (dollars in thousands): 4Q10 4Q11 4Q12 4Q1 4Q14 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Total Stockholders' Equity (GAAP) 454,408$ 514,467$ 552,236$ 634,923$ 726,827$ 850,509$ 867,263$ 887,550$ 900,865$ 901,657$ 929,470$ 1,035,116$ 1,283,120$ Less: Preferred Stock (67,880) (90,783) (90,908) (125) (125) (125) (125) (125) (125) (125) (125) (125) (125) Less: Intangible Assets (154,019) (150,471) (149,529) (202,767) (218,755) (259,764) (261,799) (260,822) (259,844) (258,866) (257,963) (309,686) (478,558) Tax Benefit 2,907 2,224 2,249 4,973 6,085 6,278 6,753 6,453 6,204 5,930 5,659 6,941 12,510 Tangible Common Equity, Net of Tax (non-GAAP) 235,416$ 275,437$ 314,048$ 437,004$ 514,032$ 596,898$ 612,092$ 633,056$ 647,100$ 648,596$ 677,041$ 732,246$ 816,947$ 0 Shares Outstanding 25,574,251 28,559,707 28,692,616 35,921,761 37,669,948 40,664,258 40,749,340 40,772,896 40,799,025 40,912,697 41,047,543 43,153,509 49,140,594 Tangible Common Equity per Share (non-GAAP) 9.21$ 9.64$ 10.95$ 12.17$ 13.65$ 14.68$ 15.02$ 15.53$ 15.86$ 15.85$ 16.49$ 16.97$ 16.62$

58 Appendix – Non-GAAP Reconciliation FORWARD DIVIDEND YIELD 3Q17 Most recent quarter's dividend per share 0.18$ Most recent quarter's dividend per share - Annualized 0.72$ Stock Price at 9/30/17 42.93$ Forward Dividend Yield 1.68% DIVIDEND PAYOUT RATIO 2017 YTD Dividends per share 0.51$ Earnings Per Share 1.63$ Dividend Payout Ratio - YTD 31.3% EFFICIENCY RATIO (dollars in thousands): 2015 2016 1Q17 2Q17 3Q17 Non Interest Expense (GAAP) 174,806$ 177,359$ 43,099$ 47,316$ 58,708$ Less: Intangible Asset Amortization (2,835) (3,910) (903) (991) (1,698) Less: OREO and Foreclosure Expenses (3,956) (2,877) (531) (731) (330) Adjusted Non Interest Expense (non-GAAP) 168,015 170,572 41,665 45,594 56,680 Net Interest Income (GAAP) 196,404 226,473 60,999 63,100 74,420 Plus: Fully Taxable Equivalent Adjustment 10,975 13,541 3,950 4,083 4,472 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 207,379 240,014 64,949 67,183 78,892 Non Interest Income (GAAP) 69,868 65,203 14,846 18,434 18,668 Less: Investment Securities Gains (Losses) (2,670) (3,389) (598) (567) (332) Adjusted Non Interest Income (non-GAAP) 67,198 61,814 14,248 17,867 18,336 Adjusted Revenu (non-GA P) 274,577 301,828 79,197 85,050 97,228 Efficiency Ratio (non-GAAP) 61.19% 56.51% 52.61% 53.61% 58.30%

59 Appendix – Non-GAAP Reconciliation ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands): 4Q16 1Q17 2Q17 3Q17 Loans Held for Sale (GAAP) 2,929$ 1,262$ 4,036$ 4,514$ Loans (GAAP) 5,139,645 5,274,909 5,613,144 6,483,448 Total Loans 5,142,574 5,276,171 5,617,180 6,487,962 Less: Purchased Loans (665,417) (608,724) (762,893) (1,395,368) Non-Purchased Loans (non-GAAP) 4,477,157$ 4,667,447$ 4,854,287$ 5,092,594$ Allowance for Loan Losses (GAAP) 66,037$ 68,225$ 70,471$ 73,354$ Fair Value Adjustment (FVA) (GAAP) 34,936 30,623 29,664 50,434 Allowance plus FVA (non-GAAP) 100,973$ 98,848$ 100,135$ 123,788$ Purchased Loans 665,417$ 608,724$ 762,893$ 1,395,368$ Fair Value Adjustment (FVA) (GAAP) 34,936 30,623 29,664 50,434 Purchased Loans plus FVA (non-GAAP) 700,353$ 639,347$ 792,557$ 1,445,802$ Allowance as a Percentage of Non-Purchased Loans (non-GAAP) 1.47% 1.46% 1.45% 1.44% FVA as a Percentage of Purchased Loans plus FVA (non-GAAP) 4.99% 4.79% 3.74% 3.49% CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands): 4Q2015 1Q2016 2Q2016 3Q2016 4Q2016 1Q2017 2Q2017 3Q2017 Total Risk-Based Capital (Subsidiary Bank Only) Total Stockholders' Equity (GAAP) $ 927,774 $ 945,283 $ 967,099 $ 972,182 $ 973,641 $ 993,130 $ 1,099,762 $ 1,384,867 Adjust for Accumulated Other Comprehensive (Income) Loss 1 (579) (4,566) (9,699) 6,332) 9,701 8,226 3,830 3,170 Less: Preferred Stock (125) (125) (125) (125) (125) (125) (125) (125) Less: Tier 1 Capital Deductions (1,903) (1,805) (1,427) (889) - - - - Less: Disallowed Goodwill and Intangible Assets (246,558) (249,919) (249,484) (249,093) (248,656) (250,047) (299,859) (461,632) Less: Disallowed Deferred Tax Assets (1,269) (2,708) (2,141) (1,334) - - - - Total Tier 1 Capital (Regulatory) 677,340 686,160 704,223 714,409 734,561 751,184 803,608 926,280 Allowance for Loan Losses includible in Tier 2 Capital 62,453 62,086 62,186 63,456 66,037 68,225 70,471 73,354 Total Risk-Based Capital (Regulatory) $ 739,793 $ 748,246 $ 766,409 $ 777,865 $ 800,598 $ 819,409 $ 874,079 $ 999,634 Construction, Land and Land Development Loans $ 366,704 $ 391,621 $ 352,980 $ 368,241 $ 418,703 $ 336,931 $ 442,389 $ 498,862 Concentration as a % of the Bank's Risk-Based Capital 50% 52% 46% 47% 52% 41% 51% 50% Construction, Land and Land Development Loans $ 366,704 $ 391,621 $ 352,980 $ 368,241 $ 418,703 $ 336,931 $ 442,389 $ 498,862 Investment Real Estate Loans 1,090,573 1,107,288 1,178,660 1,264,304 1,272,415 1,423,792 1,443,576 1,647,797 Total Construction and Investment RE Loans $ 1,457,277 $ 1,498,909 $ 1,531,640 $ 1,632,545 $ 1,691,118 $ 1,760,723 $ 1,885,965 $ 2,146,659 Concentration as a % of the Bank's Risk-Based Capital 197% 200% 200% 210% 211% 215% 216% 215% 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.